Exhibit 99.1

INDEPENDENT
BANK CORP.

Keefe, Bruyette and Woods, Inc.
Winter Financial Services Symposium
February 13, 2020

Robert Cozzone - Executive Vice President and Chief Operating Officer
Mark Ruggiero - Chief Financial Officer and Chief Accounting Officer

Who We Are

- Main Sub: Rockland Trust
- Market: Eastern Massachusetts
- Loans: $8.9B
- Deposits: $9.1B
- AUA: $4.6B
- Market Cap: $2.6B
- Nasdaq: INDB

Key Messages

- Extensive history of strong financial performance
- Healthy loan and core deposit originations
- Growing Investment Management business
- Expanding footprint in growth markets
- Proven integrator of acquired banks
- Increased size providing scale advantages
- Tangible book value steadily growing*
- Strong operating efficiency
- Disciplined risk management culture

*See appendix A for reconciliation

Recent Accomplishments

- Seven consecutive years of record operating earnings**
- Fully integrated Blue Hills Bancorp acquisition
- Increased presence in Worcester County
- Capitalizing on expansion moves in vibrant Greater Boston market
- Assets Under Administration rose 26% in 2019 to $4.6B
- Growth initiatives – online account opening, credit card launch, de novo branches, expanded digital offerings, enhanced mortgage capabilities, senior talent adds
- Authorized 1.5M share repurchase program

**See appendix B for reconciliation

Expanding Company Footprint



- Pre 2009 Branch Footprint
- Ben Franklin Bancorp (2009)
- Central Bancorp (2012)
- Mayflower (2013)
- Lending Center
- Peoples Federal Bancshares (2015)
- De Novo Branches
- Bank of Cape Cod (2016)
- Edgartown National Bank (2017)
- Milford National Bank (2018)
- Blue Hills Bank (2019)
County
Lowell
Middlesex
Worcester
Boston
Norfolk
Plymouth
Providence
Bristol
New Bedford
Barnstable Town
Dukes
Nantucket
21 mi

	Market Share	% of INDB Dep.
Plymouth County		
Rank	**2019**	
1	**24.1%**	**33%**
Norfolk County		
Rank	**2019**	
3	**6.1%**	**19%**
Barnstable County (Cape Cod)		
Rank	**2019**	
4	**10.9%**	**10%**
Bristol County		
Rank	**2019**	
7	**7.2%**	**9%**
Middlesex County		
Rank	**2019**	
22	**1.0%**	**7%**
Suffolk County		
Rank	**2019**	
9	**1.2%**	**14%**
Dukes County (MV)		
Rank	**2019**	
2	**19.3%**	**2%**
Worcester County		
Rank	**2019**	
20	**1.7%**	**3%**
Nantucket County		
Rank	**2019**	
1	**39.6%**	**3%**

Source: SNL Financial; Deposit/Market Share data as of June 30, 2019

Strong Fundamentals Driving Performance

- **Operating ROA: 1.7% (FY'19)****
- **Operating ROE: 12.1% (FY'19)****
- **Robust loan/deposit originations**
- **Strong core deposit base**
- **Low funding costs**
- **Powerful mortgage platform**
- **Asset management growth**
- **Low credit loss rates**
- **Strong operating efficiency**
- **Accretive acquisitions**
- **TBV steadily growing***



Net Income ($Mil)
+29% CAGR
$165.2
$165.0
$140.0
$115.0
$90.0
$65.0
$40.0
$15.0
$121.6
$87.2
$76.6
$2.90
$3.19
$4.40
$5.03
$5.5
$4.5
$3.5
$2.5
$1.5
$0.5
2016
2017
2018
2019
Net Income
Diluted EPS



Operating Earnings ($Mil)**
+32% CAGR
$184.6
$150.0
$100.0
$50.0
$0.0
$129.8
$91.7
$80.4
$3.04
$3.35
$4.69
$5.62
$8
$6
$4
$2
$0
2016
2017
2018
2019
Operating Earnings
Operating EPS

* See appendix A for reconciliation
**See appendix B for reconciliation

INDEPENDENT BANK CORP.

Vibrant Commercial Lending Franchise

- **2019 Originations*: $1.5B**
- **Long-term CRE/C&I lender**
- **Strong name recognition in local markets**
- **Increased small business focus**
- **Opened LPO in Worcester**
- **Added senior leaders from competitors**
- **Growing in sophistication**
- **Expanded lending capacity**
- **Disciplined underwriting**

Total Loans
$8.9B
Avg. Yield: 4.69%
4Q 2019



Home Eq
13%
Resi Mtg
18%
Commercial
69%

*Represents originated commitments

Commercial Diversification



Total Commercial Real Estate Portfolio
$4.5B as of 12/31/2019
All Other 14.5%
Strip Malls 5.7%
Hotels/Motels 9.1%
Industrial Warehouse 10.6%
Commercial Buildings 15.3%
Office Buildings 15.9%
Residential - Related 28.9%*

*Includes 1-4 Family, multifamily, Condos and Approved Land



Total C&I Loan Portfolio
$1.4B as of 12/31/2019
All Other (12 Sectors): 14.3%
Accommodation and food services: 3.3%
Administrative Support/Waste Mgmt/Remediation Services: 5.3%
Finance and Insurance: 6.4%
Manufacturing: 10.1%
Construction: 9.7%
Wholesale Trade: 14.4%
Real Estate/ Rental and Leasing: 15.8%
Retail Trade: 20.7%



CRE
($ Bil.)
CRE
NOO CRE/Capital**
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
340%
320%
300%
280%
260%
240%
$3.3
$3.5
$3.6
$4.5
306%
315%
290%
269%
2016
2017
2018
2019

**Non-Owner Occupied Commercial Real Estate divided by Total Capital



C&I
($ Bil.)
$1.6
$1.4
$1.2
$1.0
$0.8
$0.6
$0.4
$0.2
$0.0
$0.9
$0.9
$1.1
$1.4
2016
2017
2018
2019

Low Cost Deposit Base



Total Deposits $9.1B
4Q 2019
CDs 15%
Demand Deposits 29%
Savings/Now 36%
Money Market 20%

- Sizable demand deposit component
- <1% of HH's are CD only
- Valuable source of liquidity
- Relationship-based approach
- Expanded digital access
- Growing commercial base



Core Deposits
($ Bil.)
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
89.9%
90.1%
88.7%
82.9%
100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
$5.8
$6.1
$6.6
$7.6
2016
2017
2018
2019
Core Deposits
Core to Total



Cost of Deposits
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.18%
0.19%
0.29%
0.47%
2016
2017
2018
2019

INDEPENDENT BANK CORP.

Investment Management: Transformed Into High Growth Business

- **Successful business model**
- **Growing source of fee revenues**
- **Strong feeder business from Bank**
- **Expanding investment center locations**
- **Adding experienced professionals**
- **Capitalizing on cross-sell opportunity in acquired bank markets**
- **Exceeded $500 mil. in AUM on Cape Cod**



AUAs
($ Bil.)
CAGR+16%
$2.9
$3.5
$3.6
$4.6
2016
2017
2018
2019



Revenues
($ Mil.)
CAGR+10%
$21.8
$23.8
$26.2
$28.7
2016
2017
2018
2019

INDEPENDENT BANK CORP.

Asset Quality: Well Managed



NPLs
Other Consumer 0.1%
CRE 6.6%
Small Business 0.7%
Home Equity 14.3%
C&I 49.2%
Residential 29.1%

- **Disciplined underwriter**
- **Low loss rates**
- **High average FICOs and low average LTVs in consumer book**



NPLs
($Mil.)
$57.4
$49.6
$45.4
$48.0
0.96%
0.78%
0.66%
0.54%
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
2016
2017
2018
2019
NPLs ($Mil)
NPL/Loan%



Net Charge-offs
($Mil.)
6bps
1bp
2bps
3bps
$3.9
$1.1
$2.6
$4.0
$3.0
$2.0
$1.0
$0.0
6bps
4bps
2bps
0bps
2016
2017
2018
2019
Net Charge-offs
Loss Rate

INDEPENDENT BANK CORP.

Strong Capital Position

Cash Dividends Declared Per Share



$2.00
$1.50
$1.00
$0.50
$0.00
$1.16
$1.28
$1.52
$1.76
2016
2017
2018
2019

- **Strong internal capital generation**
- **History of healthy dividend increases**
- **TBV rising even with multiple acquisitions**
- **No storehousing of excess capital**
- **Share buyback program in place**

Book Value



$50
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
25%
20%
15%
10%
5%
0%
$32.02
$34.38
$38.23
$49.69
11.22%
11.68%
12.13%
14.99%
9.77%
10.04%
10.69%
11.28%
2016
2017
2018
2019
Book Value Per Share
Equity/Assets %
Tier 1 Leverage

Tangible Book Value*



$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
14%
12%
10%
8%
6%
4%
2%
0%
$23.45
$25.60
$28.57
$34.11
8.47%
8.96%
9.35%
10.80%
2016
2017
2018
2019
TBV Per Share
Tangible Equity/Tangible Assets %

* See appendix A for reconciliation

INDEPENDENT BANK CORP.

2020 Headwinds

Headwinds	Line of Defense
• Margin pressure	• Opportunities to lower cost of funds • Hedge Strategy
• Impact of refinancing & paydowns on loan growth	• Robust originations volumes and pipelines
• Incurring of Durbin amendment relating to interchange fees (mid 2020)	• Strong core fee sources, e.g., investment management, mortgage banking, retail account activity, credit card
• Expiration of tax credits	• Continued pursuit of community lending-related tax credits
• Potential slowing of the economy	• Share buyback capacity • Strong credit performance during prior economic slowdowns

INDEPENDENT BANK CORP.

Blue Hills Bancorp Acquisition - April 1, 2019

- Combines two profitable, growing banks
- Expands presence in attractive Greater Boston and Nantucket markets
- Provides #1 deposit share in MA of any bank HQ'd in the state
- Accretive to both earnings and TBV per share
- Fully absorbs added costs of crossing $10B asset mark
- Significantly expands resi mortgage platform
- Increased scale provides additional leverage for growth

Building Franchise Value

Disciplined Acquisitions

Slade's Ferry Bancorp
Mar '08
$630mm Assets
$411mm Deposits
9 Branches
Deal Value: $102.2 MM

Benjamin Franklin Bancorp
Apr '09
$994mm Assets
$701mm Deposits
11 Branches
Deal Value: $84.5MM

Central Bancorp
Nov '12
$537mm Assets
$357mm Deposits
10 Branches
Deal Value: $52.0MM

Mayflower Bancorp
Nov '13
$243mm Assets
$219mm Deposits
8 Branches
Deal Value: $40.3MM

Peoples Federal Bancshares
Feb '15
$640 mm Assets
$432mm Deposits
8 Branches
Deal Value: $141.8MM

New England Bancorp
Nov '16
$276mm Assets
$176mm Deposits
4 Branches
Deal Value: $41.7MM

Island Bancorp
May '17
$194mm Assets
$171mm Deposits
4 Branches
Deal Value: $29.0MM

MNB Bancorp
Nov '18
$369mm Assets
$278mm Deposits
3 Branches
Deal Value: $56.12MM

Blue Hills Bancorp
Apr '19
$2.5B Assets
$1.9B Deposits
11 Branches
Deal Value: $667.7 MM

All Acquisitions Immediately Accretive

Deal metrics based on closing price and actual acquired assets

Major Opportunities in Acquired Bank Markets: Capitalizing on Rockland Trust Brand


Investment Management
• $4.6 billion AUA
• Wealth/Institutional
• Strong referral network
Commercial Banking
• Sophisticated products
• Expanded capacity
• In-depth market knowledge
Acquired Bank Customer Bases
Retail/Customer
• Expanded digital & product offerings
• Extensive mortgage origination capacity
• Award-winning customer service

Sustaining Business Momentum

Business Line	Focal Points
Commercial	• Expand Market Presence/Recruit Seasoned Lenders • Grow Client Base • Expand Specialty Products, e.g. ABL • Increased Lending Capacity
Retail Delivery	• Continue to Drive Household Growth • Expand Digital Offerings • Optimize Branch Network
Investment Management	• Capitalize on Strong Market Demographics • Continue Strong Branch/Commercial Referrals • Recruit Senior Professionals • Expand COI Relationships
Consumer Lending	• Scalable Resi Mortgage Origination Platform • Capitalize on New Credit Card Offerings • Continue Aggressive H.E. Marketing

INDEPENDENT BANK CORP.

Optimizing Retail Delivery Network

Recent optimization decisions include:

- Shifting branch distribution
  - Close/consolidate 4
  - Open 1
  - Added 11: Blue Hills Acquisition (April 2019)
  - Added 2 Drive Up ATMs and 2 walk-up ATMs
- Expanded use of cash recyclers for more efficient transaction processing
- Continued expansion of video teller capabilities (New Branch: Dec 2019, walk-up ATM October 2019)
- Upgraded/Replaced 27 ATMs

INDB Investments Merits

- High quality franchise in attractive markets
- Consistent, strong financial performance
- Strong organic business volumes
- Growing brand recognition
- Leverageable operating platform
- Capitalizing on in-market consolidation opportunities
- Diligent stewards of shareholder capital
- Grounded management team

Positioned to grow, build and acquire to drive long-term value creation

Appendix A

The following table reconciles Book Value per share, which is a GAAP based measure to Tangible Book Value per share, which is a non-GAAP based measure. It also reconciles the ratio of Equity to Assets, which is a GAAP based measure, to Tangible Equity to Tangible Assets, a non-GAAP measure, for the dates indicated:

	2016	2017	2018	2019	
Tangible common equity					
Stockholders' equity (GAAP)	$ 864,690	$ 943,809	$ 1,073,490	$ 1,708,143	(a)
Less: Goodwill and other intangibles	231,374	241,147	271,355	535,492	
Tangible common equity	633,316	702,662	802,135	1,172,651	(b)
Tangible assets					
Assets (GAAP)	7,709,375	8,082,029	8,851,592	11,395,165	(c)
Less: Goodwill and other intangibles	231,374	241,147	271,355	535,492	
Tangible assets	7,478,001	7,840,882	8,580,237	10,859,673	(d)
Common shares	27,005,813	27,450,190	28,080,408	34,377,388	(e)
Common equity to assets ratio (GAAP)	11.22%	11.68%	12.13%	14.99%	(a/c)
Tangible common equity to tangible assets ratio (Non-GAAP)	8.47%	8.96%	9.35%	10.80%	(b/d)
Book Value per share (GAAP)	$ 32.02	$ 34.38	$ 38.23	$ 49.69	(a/e)
Tangible book value per share (Non-GAAP)	$ 23.45	$ 25.60	$ 28.57	$ 34.11	(b/e)

Appendix B

The following table reconciles net income and diluted EPS, which are GAAP measures, to operating earnings and diluted EPS on an operating basis, which are Non-GAAP Measures as of the time periods indicated:

	2016		2017		2018		2019		
	(Dollars in thousands, except per share data)								
Net income available to common shareholders (GAAP)	$ 76,648	$ 2.90	$ 87,204	$ 3.19	$ 121,622	$ 4.40	$ 165,175	$ 5.03	(a)
Non-GAAP adjustments									
Noninterest income components									
Gain on sale of loans	—	—	—	—	—	—	951	0.03	
Noninterest expense components									
Loss on extinguishment of debt	437	0.02	—	—	—	—	—	—	
Merger and acquisition expenses	5,455	0.20	3,393	0.12	11,168	0.40	26,433	0.80	
Total impact of noncore items	5,892	0.22	3,393	0.12	11,168	0.40	25,482	0.77	
Less - net tax benefit associated with noncore items (1)	(2,163)	(0.08)	(1,241)	(0.05)	(2,967)	(0.11)	(6,686)	(0.20)	
2017 Tax Act: revaluation of net deferred tax assets	—	—	1,895	0.07	—	—	—	—	
2017 Tax Act: revaluation of LIHTC investments	—	—	466	0.02	—	—	—	—	
Add - adjustment for tax effect of previously incurred merger and acquisition expense	—	—	—	—	—	—	650	0.02	
Total tax impact	(2,163)	(0.08)	1,120	0.04	(2,967)	(0.11)	(6,036)	(0.18)	
Net operating earnings (Non-GAAP)	$ 80,377	$ 3.04	$ 91,717	$ 3.35	$ 129,823	$ 4.69	$ 184,621	$ 5.62	(b)
Average assets	$ 7,388,674		$ 7,890,765		$ 8,305,174		$ 10,875,297		(c)
Average equity	$ 812,389		$ 912,984		$ 987,988		$ 1,521,921		(d)
Return on average assets	1.04%		1.11%		1.46%		1.52%		(a/(c))
Return on average assets on an operating basis	1.09%		1.16%		1.56%		1.70%		(b)/(c))
Return on average common equity	9.43%		9.55%		12.31%		10.85%		(a)/(d))
Return on average common equity on an operating basis	9.89%		10.05%		13.14%		12.13%		(b)/(d))

(1) The net tax benefit associated with noncore items is determined by assessing whether each noncore item is included or excluded from net taxable income and applying the Company's combined marginal tax rate to only those items included in net taxable income.

NASDAQ Ticker: INDB

www.rocklandtrust.com

Mark Ruggiero – CFO & Chief Accounting Officer

Shareholder Relations:
(781) 982-6737

Statements contained in this presentation that are not historical facts are "forward-looking statements" that are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time.